UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 5, 2007
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                     NATIONAL PATENT DEVELOPMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                       333-118568               13-4005439
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(State or Other Jurisdiction    (Commission File Numbe  (IRS Employer
     of Incorporation)                                    Identification Number)

777 Westchester Avenue, White Plains, New York                          10604
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(Address of Principal Executive Offices)                             (Zip Code)

              Registrant's telephone number, including area code (914) 249-9700
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01     Entry into a Material Definitive Agreement

On April 5, 2007, Five Star Products, Inc. ("Five Star"), a majority-owned subsidiary of National Patent Development Corporation, as Tenant, entered into the Agreement of Lease with Kampner Realty, LLC, as Landlord, (the "Lease") to lease a 40,000 square foot warehouse located at 1202 Metropolitan Avenue, Brooklyn, New York, as part of Five Star's acquisition of substantially all the assets of Right-Way Dealer Warehouse, Inc. The Lease has an initial term of five
(5) years with two (2) successive five-year renewal options and with an annual lease rent of $325,000 subject to adjustment as provided in the Lease. Five Star also has an option to purchase the premises at any time during the initial term of the Lease. A form of the Lease and the form of Contract of Sale are filed as exhibits to this Current Report on Form 8-K.

Kampner Realty, LLC is owned by Ronald Kampner, who was hired and employed by a wholly-owned subsidiary of Five Star as part of Five Star's acquisition of Right-Way Dealer Warehouse, Inc. Ronald Kampner is the principal owner and operator of Right-Way Dealer Warehouse, Inc.

On April 5, 2007, Five Star Group, Inc., (a wholly-owned subsidiary of Five Star Products, Inc.) entered into the Employment Agreement dated as of April 5, 2007 with Ronald Kampner (the "Employment Agreement") pursuant to which Mr. Kampner was hired by Five Star Products to serve as Senior Vice President of Sales for that company. The Employment Agreement provides for a three-year term (subject to earlier termination), the payment of a base salary of $200,000 per annum, and cash incentive compensation as described in the Employment Agreement. In addition, Mr. Kampner was granted an option covering 200,000 shares of Five Star Products, Inc. common stock. The Employment Agreement is filed as an exhibit to this Current Report on Form 8-K.

The foregoing discussions of the Lease and Employment Agreement are summaries and are not complete. For complete details, reference is made to those agreements which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 2.01     Completion of Acquisition or Disposition of Assets.

On April 5, 2007, Five Star Products, Inc. ("Five Star"), a majority-owned subsidiary of National Patent Development Corporation, acquired substantially all the assets (except "Excluded Assets" as defined) and assumed the Assumed Liabilities (as defined) of Right-Way Dealer Warehouse, Inc. ("Right-Way") pursuant to the terms of a definitive asset purchase agreement, dated as of March 13, 2007 (the "Agreement"), with Right-Way for approximately $3,200,000 in cash and the assumption of liabilities in the approximate amount of $40,000. The assets consisted primarily of approximately $1,600,000 of accounts receivable gross and approximately $2,500,000 of inventory gross. The acquisition included all of Right-Way's Brooklyn Cash & Carry business and operations.

Upon closing of the transaction, Five Star leased a warehouse at which the Brooklyn Cash & Carry business is conducted from an affiliate of the principal of Right-Way, with an option to purchase the warehouse, and a wholly-owned subsidiary of Five Star also entered into an employment agreement with Ronald Kampner, the principal of Right-Way.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as Exhibit 10 to the report on the Form 8-K of National Patent Development Corporation dated March 13, 2007 and filed on March 19, 2007.

Cautionary Statement Regarding Forward-looking Statements

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and the "safe harbor" provisions thereof. These forward-looking statements are usually accompanied by the words "anticipates," "believes," "plan," "seek," "expects," "intends," "estimates," "projects," "will receive," "will likely result," "will continue," "future" and similar terms and expressions.



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These forward-looking statements reflect our current views with respect to future events. To make these statements, we have had to make assumptions as to the future. We have also had to make estimates in some cases about events that have already occurred, and to rely on data that may be found to be inaccurate at a later time. Because these forward-looking statements are based on assumptions, estimates and changeable data, and because any attempt to predict the future is subject to other errors, future results may be materially different from those discussed or anticipated in this report. Some of the events that could cause actual results to differ materially from those anticipated include, among other things, actual amounts varying from estimated amounts.

You should not rely on these forward-looking statements without considering all of the things that could make them inaccurate. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that may arise after today. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this section.

Item 9.01.    Financial Statements and Exhibits.

        (b)   Pro Forma Financial Information.

              Financial information required by Item 9.01(b) has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K if required when such information is available to Five Star.

        (d)   Exhibits

              10.1 Agreement of Lease between Kampner Realty, LLC, as Landlord, and Five Star Products, Inc., as Tenant, for premises located at 1202 Metropolitan Avenue, Brooklyn, NY Form of Contract of Sale between Kampner Realty, LLC ("Seller") and Five Star Products, Inc. ("Purchaser")

              10.2 Employment Agreement dated as of April 5, 2007 between Five
                   Star Group, Inc. and Ronald Kampner.

              99   Press Release of Five Star Products, Inc., dated April 5,
                   2007



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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                     NATIONAL PATENT DEVELOPMENT CORPORATION


Date:    April 11, 2007                     By:
                                                 Name: John Belknap
                                                 Title: Vice President




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                                  EXHIBIT INDEX



Exhibit No.       Title



10.01 Agreement of Lease between Kampner Realty, LLC, as Landlord, and Five Star Products, Inc., as Tenant, for premises located at 1202 Metropolitan Avenue, Brooklyn, NY Form of Contract of Sale between Kampner Realty, LLC ("Seller") and Five Star Products, Inc. ("Purchaser")


10.2 Employment Agreement dated as of April 5, 2007 between Five Star Group, Inc. and Ronald Kampner.


99            Press Release of Five Star Products, Inc. dated April 5, 2007


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